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                                                                   EXHIBIT 10.52

                          COMMON STOCK PURCHASE WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK THAT MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

                                                         DATE: NOVEMBER 21, 2000
                                                   VOID AFTER: DECEMBER 31, 2005

                            WINK COMMUNICATIONS, INC.
                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                  ------------

THIS CERTIFIES THAT, for value received, Comcast Wink, Inc., a Delaware corporation, or its registered assigns (the "HOLDER") is entitled to subscribe for and purchase from Wink Communications, Inc., a Delaware corporation with its principal office at 100 1 Marina Village Parkway, Alameda, CA (the "COMPANY"), a certain number of validly issued, fully paid and non-assessable shares (the "SHARES") of Common Stock of the Company, par value $0.001 per share (the "COMMON STOCK") equal to the Warrant Number (as hereinafter defined) as in effect from time to time (as adjusted through adjustments to the Warrant Factors (as hereinafter defined) pursuant to Section 3 hereof), at a purchase price of $7.625 per share (as adjusted pursuant to Section 3 hereof, the "EXERCISE PRICE"), which is the closing price of the Common Stock on the Nasdaq National Market System on the effective date of the Cable Affiliation Agreement of even date herewith between the Company and the initial Holder hereof (the "AFFILIATION AGREEMENT"), subject to the provisions and upon the terms and conditions hereinafter set forth.

1.   Exercise; Payment.

     1.1  Time of Exercise.

          (a) This Warrant shall be exercisable with respect to the number of Shares as is equal to the Warrant Number as in effect from time to time (as adjusted through adjustments to the Warrant Factors pursuant to Section 3 hereof), at any time from the date of issuance until its expiration pursuant to Section 11 hereof.

          (b) The "WARRANT NUMBER" shall equal, from time to time and at any time, (i) the product obtained by multiplying the Base Warrant Factor by five hundred thousand (500,000), plus (ii) the product obtained by multiplying the First Tier Warrant Factor (as hereinafter defined) by the total number of First Tier Customers (as hereinafter defined) activated on or before November 21, 2003, plus (iii) the product obtained by multiplying the Second Tier Warrant Factor (as hereinafter defined) by the total number of First Tier Customers activated after November 21, 2003, plus (iv) the product obtained by multiplying the Second Tier Warrant Factor by the total number of Second Tier Customers (as hereinafter defined), minus (v) the product obtained by multiplying the Base Warrant Factor by the number of Shares with respect to which this Warrant has heretofore been exercised.

          (c) For purposes of this Warrant, the term "CUSTOMER" shall mean a Comcast two-way digital cable service customer to whom Wink Service is commercially deployed pursuant to the Affiliation Agreement, the term "FIRST TIER CUSTOMER" shall mean each Customer up to and including the one Millionth (1,000,000th) Customer, and the term "SECOND TIER CUSTOMER" shall mean each new Customer in excess of one million (1,000,000) up to and including the two millionth (2,000,000th) Customer.

          (d) For purposes of this Warrant, the term "WARRANT FACTORS" shall mean the Base Warrant Factor, the First Tier Warrant Factor and the Second Tier Warrant Factor, where the "BASE WARRANT FACTOR" shall equal 1.0, the "FIRST TIER WARRANT FACTOR" shall equal 0.5 and the "SECOND TIER WARRANT FACTOR" shall equal 0.25, each subject to adjustment as described in Section 3.

     1.2  Method of Exercise.


          (a) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Attachment I and the investment representation statement attached as Attachment 2, each duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

          (b) Net Issue Exercise. In lieu of exercising this Warrant for cash, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Company's Common Stock computed using the following formula:

          X = Y (A-B)
              -------
                 A

Where: X  =  the number of Shares to be issued to the Holder.

     Y    =   the number of Shares purchasable under this Warrant (or the portion thereof being exercised).

     A    =   the Current Market Price (as defined below) of one share of the
              Company's Common Stock, as defined below.

     B    =   the Exercise Price (as adjusted to the date of such calculation).

          (c) Current Market Price. For purposes of this Section 2, the Current Market Price of the Company's Common Stock shall mean:

              (i) The average closing ask price of the Company's Common Stock quoted in the NASDAQ Over-the-Counter Market Summary or the average closing price quoted on any national securities exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten trading days prior to the date of determination of fair market value;

              (ii) If the Company's Common Stock is not traded Over-the-Counter or on an exchange, the per share fair market value of the Common Stock shall be the fair market value price per share as determined in good faith by the Company's Board of Directors.

     1.3 Stock Certificates. Any exercise of this Warrant shall be deemed to have occurred immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of such Shares of record as of the close of business on such date. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time, and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time, which new Warrant shall in all other respects be identical to this Warrant.

2. Stock Fully Paid; Reservation of Shares. All of the Shares issuable upon the exercise of the rights represented by this Warrant shall, upon issuance and receipt of the Exercise Price therefor, be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

3. Adjustment of Exercise Price and Number of Shares. The Exercise Price, the Warrant Factors and the kind and amount of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     3.1  Reclassification, Consolidation, Merger or Sale of Assets. In case of
(a) any reclassification, recapitalization or other change in the outstanding securities issuable upon exercise of this Warrant (other than a change in par value or as a result of a subdivision or combination), (b) any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification, recapitalization or other change in the outstanding securities issuable upon exercise of this Warrant), or (c) any sale of all or substantially all of the assets of the Company, the Company or such successor or purchasing corporation, as the case may be, shall, in connection with such transaction, execute and deliver to the Holder a new Warrant (in a form identical in all material respects to this Warrant and without payment of any additional consideration therefor), providing that the Holder shall have the right to exercise such new Warrant and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, recapitalization, change, consolidation, merger or sale of assets by a holder of an equivalent number of shares of Common Stock issuable upon exercise of this Warrant had it been exercised immediately prior to such reclassification, recapitalization, change, consolidation, merger, or sale of assets. If the holders of the Common Stock may elect from choices the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, recapitalization, change, consolidation, merger or sale of assets, then for the purpose of this Section 3.1 the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, recapitalization, change, consolidation, merger or sale of assets shall be deemed to be the choice specified by the Holder, which specification shall be made by the Holder no later than the date upon which the holders of Common Stock are required to make their specification known to the Company. If the Holder fails to make any specification, the Holder's choice shall be deemed to be whatever choice is made by a plurality of holders of Common Stock not affiliated with the Company or the other person to the consolidation, merger or sale of assets. Such new Warrant shall provide for adjustments that, for events subsequent to the effective date of such new Warrant, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The above provisions of this Section 3.1 shall similarly apply to successive reclassifications, recapitalizations, changes, consolidations, mergers or sales of all or substantially all of the Company's assets.

     3.2 Stock Splits. Dividends and Combinations. In the event that the Company shall at any time (a) subdivide the outstanding shares of Common Stock or (b) issue a dividend or other distribution on its outstanding shares of Common Stock in Common Stock or any other security convertible into or exchangeable for shares of Common Stock (other than any rights, options or warrants described in Section 3.3), the Exercise Price in effect at the close of business on the date on which such subdivision becomes effective or the date fixed for determination of stockholders entitled to receive such dividend or other distribution, as the case may be, shall be proportionately decreased, and, conversely, in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Exercise Price in effect at the close of business on the date on which such combination becomes effective shall be proportionately increased. Any increase or decrease in the Exercise Price made pursuant to this Section, 3.2 shall become effective at the close of business on the date on which such subdivision or combination becomes effective or the date fixed for determination of stockholders entitled to receive such dividend or other distribution, as the case may be.

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     3.3  Rights. Options and Warrants. In the event that the Company shall at any time issue rights, options or warrants to all holders of its Common Stock generally entitling them to subscribe for or purchase shares of Common Stock or any security convertible into or exchangeable for shares of Common Stock (such rights, options or warrants not being available on an equivalent basis to the Holder of the Warrant upon exercise) at a price per share less than the Current Market Price of the Common Stock on the date fixed for determination of stockholders entitled to receive such rights, options or warrants (other than pursuant to a dividend reinvestment plan), (a) the Exercise Price in effect at the close of business on the date fixed for such determination shall be reduced by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock that the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and (ii) the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase (or such number of shares of Common Stock underlying any convertible securities so offered for subscription or purchase), such reduction to become effective at the close of business on the date fixed for such determination, and (b) if any such rights, options or warrants expire or terminate without having been exercised or are exercised for consideration different from that utilized in the computation of any adjustment or adjustments on account of the issuance of such rights, options or warrants, the Exercise Price with respect to any portion of the Warrant not theretofore exercised shall be readjusted such that the Exercise Price would be the same as would have resulted had such adjustment been made without regard to the issuance of such expired or terminated rights, options or warrants or based upon the actual consideration received upon exercise thereof, as the case may be, which readjustment shall become effective upon such expiration, termination or exercise, as applicable; provided, however, that all readjustments in the Exercise Price based upon any expiration, termination or exercise for a different consideration of any such right, option or warrant, in the aggregate, shall not cause the Exercise Price to exceed the Exercise Price in effect immediately prior to the time such rights, options or warrants were initially issued (without regard to any other adjustments of such number under this Section 3.3 that may have been made since the date of the issuance of such rights, options or warrants). For the purposes of this Section 3.3, the issuance of any options, rights or warrants or any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to any employee (including consultants and directors) benefit or stock option or purchase plan or program of the Company shall not be deemed to constitute an issuance of Common Stock or options, rights or warrants to which this Section 3.3 applies. Notwithstanding anything herein to the contrary, no further adjustment to the Exercise Price shall be made upon the issuance or sale of Common Stock upon conversion or exchange of any convertible securities, if any adjustment in the Exercise Price was made or required to be made upon the exercise, issuance or sale of such rights, options, warrants or securities (except for any readjustment due to the exercise of any such rights, options, warrants or other securities for consideration different from that utilized in the computation of any adjustments, as contemplated in this Section 3.3).

     3.4 In-Kind Distributions. In the event that the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock generally evidences of its indebtedness

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or assets (including securities, but excluding any rights, options or warrants referred to in Section 3.3, and dividend of distribution paid exclusively in cash and any dividend referred to in Section 3.2), the Exercise Price in effect at the close of business on the date fixed for the determination of stockholders entitled to receive such distribution shall be adjusted by multiplying such Exercise Price by a fraction of which (a) the numerator shall be the Current Market Price at the close of business on the date fixed for such determination minus the fair market value of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock (as determined in good faith by the Board of Directors), and (b) the denominator shall be such Current Market Price, such adjustment to become effective at the close of business on the date fixed for such determination.

     3.5 Adjustments to the Warrant Factors. Whenever there shall be any change in the Exercise Price under this Section 3, then there shall be an ad adjustment (to the nearest one hundred thousandth) in each of the Warrant Factors, which adjustments shall become effective at the time such change in the Exercise Price becomes effective and shall be made by multiplying each of the Warrant Factors in effect immediately before such change in the Exercise Price by a fraction the numerator of which is the Exercise Price immediately before such change and the denominator of which is the Exercise Price immediately after such change.

     3.6 De Minimis Adjustments. No adjustment in the Exercise Price shall be required unless such adjustment (plus any adjustments not previously made by reason of this Section 3.6) would require an increase or decrease of at least 1% in such Exercise Price; provided, however, that any adjustments that by reason of this Section 3.6 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding the foregoing, any adjustments that by reason of this Section 3.6 are not required to be made shall be made no later than the expiration of the right to exercise this Warrant or a portion hereof.

4. Notice of Adjustments. Whenever the Exercise Price, the Warrant Factors or the kind and amount of securities purchasable hereunder shall be adjusted pursuant to Section 3 hereof, the Company shall provide written notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the new Exercise Price, Warrant Factors or kind and amount of securities purchasable hereunder, as applicable, after giving effect to such adjustment.

5. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of such fractional shares, the Company shall make a cash payment therefor equal to the Current Market Value multiplied by such fraction.

6.   Representations and Warranties and Covenants of the Company.

     6.1 The Company represents and warrants that (a) the Company is a corporation duly organized and existing under the laws of the State of Delaware and is in good standing under such laws, and has requisite corporate power and authority to own and operate its properties and assets and carry on its business as currently conducted; (b) the Company has all requisite legal and corporate power and authority to execute and deliver this Warrant, to issue the Shares upon the exercise of this Warrant and to carry out and perform its obligations under the terms of this

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Warrant; (c) all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant (and the Shares issuable upon the exercise hereof) and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant; and (d) the issuance of this Warrant by the Company shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon exercise of this Warrant.

     6.2 The Company hereby covenants that (a) the Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed by the Company hereunder; and (b) all Shares will upon issuance be listed on the Nasdaq National Market System or the principal such other securities exchange or quotation system on which the Common Stock is then listed or quoted.

7. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

     7.1 This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment purposes and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT"), other than in compliance with all applicable securities laws, including the Securities Act. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment purposes and not with a view toward distribution or resale, other than in compliance with all applicable securities laws, including the Securities Act.

     7.2 The Holder understands that the Warrant and the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempted from such registration.

     7.3 The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

     7.4 The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

8.   Restrictive Legend; Compliance with Securities Laws.

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     8.1  Restrictive Legend. The Shares issuable upon exercise of this Warrant
(unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR IN AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

     8.2  Compliance with Securities Laws.

          (a) The Company need not register a transfer of this Warrant, in whole or in part, or the Shares bearing the restrictive legend set forth in Section
8.1 hereof unless the Company shall have been provided with an opinion of counsel in form and substance reasonably satisfactory to the Company that this Warrant or the Shares, as applicable, are eligible for transfer without registration under the Securities Act. Until such time as the conditions imposed by this Section 8.2 shall terminate as set forth in subsection (b) below, the Company may also instruct its transfer agent not to register the transfer of this Warrant or the Shares unless the conditions set forth in this Section 8.2(a) are satisfied.

          (b) The conditions imposed by this Section 8.2 upon the transferability of this Warrant and the Shares shall cease and terminate as to this Warrant and any of the Shares (i) when such securities shall have been registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement covering such securities, (ii) at such time as the Company shall have been provided with an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that the restrictive legend on such securities is no longer required in order to establish compliance with the provisions of the Securities Act, or (iii) when such securities are transferred pursuant to Rule 144 or become transferable in accordance with the provisions of Rule 144(k) promulgated under the Securities Act. Whenever the conditions imposed by this Section 8.2 shall terminate as hereinabove provided with respect to any of the Shares, the holder of any such securities bearing the legend set forth in Section 8.1 shall be entitled to receive, upon its written request to the Company, without expense (except for the payment of any applicable transfer taxes), new stock certificates not bearing such legend.

9.   Transferability. Subject to the restrictions on transfer set forth in
Section 8.2, title to this Warrant may be transferred, in whole or in part, by execution and delivery of a completed and duly executed Notice of Transfer (attached hereto as Attachment 3) and surrender of this Warrant to the Company or the Company's transfer agent. Upon compliance by the Holder with such requirements, the Company at its expense (other than with respect to any applicable transfer taxes) shall issue, on the order of the Holder, a new Warrant or Warrants of like tenor, in such name as the Holder may direct, for the number of shares issuable upon exercise hereof. In addition, subject to the restrictions on transfer set forth in Section 8.2, title to the Shares purchasable upon exercise of this Warrant may be transferred by delivery of the certificate or certificates representing such Shares, duly endorsed for transfer, to the Company or the Company's transfer agent.

10.  Rights of Stockholders.

     10.1 No Holder shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

     10.2 In case (a) the Company shall declare a dividend or other distribution on its Common Stock (other than a dividend payable exclusively in cash that would not cause an adjustment to the Exercise Price to take place pursuant to
Section 3 above); (b) the Company shall authorize the granting to all holders of its Common Stock generally of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class; (c) of any reclassification of the Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock); or (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; then the Company shall cause to be mailed to the Holder at its last address as shall appear on the books and records of the Company, at least five days prior to the record or effective date hereinafter specified, a notice stating (i) the date on which a record has been taken for the purpose of such dividend, distribution or grant of rights, options or warrants, or, if record is not to be taken, the date as of which the identity of the holders of Common Stock of record entitled to such dividend, distribution, rights, options or warrants is to be determined, or (ii) the date on which such reclassification, dissolution, liquidation or winding up is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, dissolution, liquidation or winding up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in clauses (a) through (d) of this Section 10.2.

11. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable (to the extent, if at all, it has been come exercisable prior to such expiration) upon the earlier to occur of

     11.1 5:00 p.m., California local time, on December 31, 2005; or

     11.2 subject to the requirements of Section 3.1, the closing of (a) a merger or consolidation of the Company into a third party pursuant to which the Company's stockholders immediately prior to such merger or consolidation own less than fifty percent (50%) of the outstanding voting securities of the surviving entity, or (b) a sale of all or substantially all of the assets of the Company.

12. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new Warrant of like tenor and amount.

13. Termination of Letter Agreement. The parties hereto agree that all rights and obligations set forth in that certain letter agreement dated as of November 21, 2000 by and between Comcast Cable Communications, Inc. and the Company (the "LETTER AGREEMENT") are hereby terminated and of no further force and effect; provided that the obligations of the Company described in the fifth paragraph of the Letter Agreement shall survive the termination of the Letter Agreement.

14. Notices. All notices and other communications from the Company to the Holder shall be mailed by first class, express delivery, registered, or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder.

15. Governing Law. This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State.

16. Headings. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

17. Amendments. Neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     IN WITNESS WHEREOF, WINK COMMUNICATIONS, INC. has caused this Warrant to be executed by its authorized officer.

     Dated: November 21, 2000


                                             WINK COMMUNICATIONS, INC.

                                             By: /s/ Jonathan W. Spatz
                                                 ---------------------------
                                                 Jonathan W. Spatz
                                                 Chief Financial Officer

                                  ATTACHMENT 1

                               NOTICE OF EXERCISE

TO:  WINK COMMUNICATIONS, INC.
     1001 Marina Village Parkway
     Alameda, CA 94501
     Attention: Chief Financial Officer

1. The undersigned hereby elects to purchase _______ shares of Common Stock of WINK COMMUNICATIONS, INC. pursuant to the terms of the attached Warrant.

2.   Method of Exercise (Please mark the applicable blank):

          -- The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

          -- The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 1.2(b) of the Warrant.

          -- The undersigned elects to exercise the attached Warrant by means of both a cash payment and the net exercise provisions of Section 1.2(b) of the Warrant, and tenders herewith payment in full for that portion of the purchase price being paid in cash, together with all applicable transfer taxes, if any.

3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

               Name: __________________________________

               Address: ________________________________


4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof other than in compliance with all applicable securities laws, and that all representations and warranties of the undersigned set forth in Section 7 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned hereby delivers an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Attachment 2.


                                                ________________________________
                                                        (Signature)

____________________________                    Title: _________________________
        (Date)

                                  ATTACHMENT 2

                      INVESTMENT REPRESENTATION STATEMENT


PURCHASER :   [                       ]

COMPANY   :   WINK COMMUNICATIONS, INC.

SECURITY  :   COMMON STOCK ISSUED UPON EXERCISE OF THE STOCK PURCHASE WARRANT
              ISSUED ON NOVEMBER 21, 2000

AMOUNT    :   ___________ SHARES

DATE      :   __________________

In connection with the purchase of the above-listed Securities, the Purchaser represents to the Issuer the following:

(a) Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser is purchasing these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act") other than in compliance with all applicable securities laws.

(b) Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein.

(c) Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, Purchaser understands that the Company is under no obligation to register the Securities, other than as granted to investors in the Company generally as set forth in the Fourth Amended and Restated Investor Rights Agreement dated as of June 30, 1999, as amended to date and as further modified by the Consent and Amendment of Investors Rights Agreement dated on or about the date of this Warrant and as may be subsequently amended. In addition, Purchaser understands that, unless the Securities have been registered under the Securities Act, the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless the Company receives an opinion of counsel reasonably acceptable to it stating that such sale or transfer is exempt from registration and prospectus delivery requirements of the Securities Act.

(d) Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. In particular, the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company,
(2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities not less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

(e) Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                                  PURCHASER

                                                  By: __________________________

                                                  Title: _______________________

                                                  Date: ________________________

                                  ATTACHMENT 3

                               NOTICE OF TRANSFER
                  (To be signed only upon transfer of Warrant)


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________ the right represented by the attached Warrant to purchase ___________ shares of Common Stock of WINK COMMUNICATIONS INC., to which the attached Warrant relates, and appoints __________________ Attorney to transfer such right on the books of WINK COMMUNICATIONS, INC., with full power of substitution in the premises.

Dated: _____________________



                                             ___________________________________


                                             By:

                                             ___________________________________
                                             (Signature must conform in all
                                             respects to name of Holder as
                                             specified on the face of the
                                             Warrant)


                                             ___________________________________
                                                        (Address)

Signed in the presence of:


_______________________________
* Insert here the number of shares without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.